Supplement to the
Fidelity's California Municipal Money Market Funds
April 29, 2020
Prospectus

The following information replaces similar information for Fidelity® California Municipal Money Market Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.35%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Total annual operating expenses(a)	0.50%

(a)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Fidelity® California Municipal Money Market Fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Fidelity® California Municipal Money Market Fund will be able to avoid a negative yield.

CMS-20-01 1.479535.136	May 1, 2020